Condensed Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
Revenue:
Gross revenue	$ 419,059	$ 343,055
Reimbursable expenses	(102,270)	(90,722)
Net revenue	316,789	252,333
Costs and expenses:
Direct costs	202,361	162,284
Selling, general and administrative expense	75,564	67,515
Depreciation and amortization	11,456	10,802
Restructuring and other items	4,412
Total costs and expenses	293,793	240,601
Income from operations	22,996	11,732
Interest income	181	379
Interest expense	(366)	(414)
Income before provision for income taxes	22,811	11,697
Provision for income taxes	(3,766)	(2,726)
Net income	$ 19,045	$ 8,971
Net income per Ordinary Share:
Basic	$ 0.32	$ 0.15
Diluted	$ 0.31	$ 0.15
Weighted average number of Ordinary Shares outstanding:
Basic	60,404,242	60,086,104
Diluted	61,323,594	60,708,469